Exhibit 32.1
CERTIFICATION
In connection with the Annual Report on Form 10-K of NationsHealth, Inc. (the “Company”) for the year ended December 31, 2006, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, Glenn M. Parker, M.D., Chief Executive Officer of the Company, and Timothy Fairbanks, Chief Financial Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to their knowledge:
(a)	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(b)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 30, 2007	By:	/s/ Glenn M. Parker, M.D.
Glenn M. Parker, M.D.
Chief Executive Officer (Principal Executive Officer)

Date: March 30, 2007	By:	/s/ Timothy Fairbanks
Timothy Fairbanks
Chief Financial Officer (Principal Financial Officer)